UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2020

POPULAR, INC.

(Exact name of registrant as specified in its charter)

Puerto Rico	001-34084	66-0667416
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

209 Muñoz Rivera Avenue Hato Rey, Puerto Rico	00918
(Address of principal executive offices)	(Zip code)

(787) 765-9800

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	BPOP	The NASDAQ Stock Market
6.70% Cumulative Monthly Income Trust Preferred Securities	BPOPN	The NASDAQ Stock Market
6.125% Cumulative Monthly Income Trust Preferred Securities	BPOPM	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition

On October 28, 2020, Popular, Inc. (the “Corporation”) issued a press release announcing its unaudited financial results for the quarter ended September 30, 2020, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Corporation’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On October 27, 2020, Popular Bank (the “Bank”), the United States mainland banking subsidiary of the Corporation, authorized and approved a strategic realignment of the Bank’s New York Metro branch network that will result in eleven (11) branch closures across the New York Metro region and related branch and support staff reductions. The branch closures are expected to be completed, subject to applicable regulatory requirements, by January 29, 2021.

This strategic realignment, which will allow the Bank to reduce its operating expenses, leverage resources to enhance its focus on small and medium size businesses and support changing customer behavior, was approved after an assessment of the Bank’s current branch network, including its usage, and proximity to other branches of the Bank, as well as customer needs. The Bank will maintain twenty-seven (27) branches in its New York Metro region, located throughout Brooklyn, Bronx, Manhattan and Queens, as well as in northern New Jersey.

As a result of the Bank’s closure of the eleven (11) New York Metro region branches, the Corporation expects to record a total pre-tax charge of approximately $24.5 million, of which $23.1 million is expected to be recognized during the fourth quarter of 2020. This aggregate pre-tax charge includes approximately $2.4 million in costs associated with severance and related benefit costs for the 83 impacted employees and charges of approximately $20.0 million associated with the impairment of right-of-use assets related to the abandonment of real property leases. Severance and related benefit costs are expected to be paid during 2021, while costs related to each abandoned real property lease are expected be paid the earlier of (i) the termination date of each such lease and (ii) the end of each such lease’s original term. The Corporation anticipates annual operating expense savings of approximately $13 million as a result of this strategic realignment. These estimates could change as the Corporation’s plan evolves and becomes finalized.

Item 2.06.	Material Impairments.

The information contained in Item 2.05 of this Current Report on Form 8-K is incorporated into this Item 2.06 by reference.

Item 7.01.	Regulation FD Disclosure.

The Corporation is furnishing information regarding its conference call to discuss its financial results for the quarter ended September 30, 2020. A copy of the presentation to be used by the Corporation on the conference call is attached to this Current Report on Form 8-K as Exhibit 99.2.

On October 28, 2020, the Corporation issued a press release announcing Popular Bank’s New York Metro branch network strategic realignment. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.3.

The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.2 and 99.3, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Corporation’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibits 99.1, 99.2 and 99.3 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall they be incorporated by reference into any of the Corporation’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.

99.1	Press release dated October 28, 2020 – Third Quarter 2020 Financial Results

99.2	Popular, Inc. Conference Call Presentation – Third Quarter 2020 Financial Results

99.3	Press release dated October 28, 2020 – Popular Bank’s New York Metro Branch Strategic Realignment.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation those about the Corporation’s business, financial condition, results of operations, plans, objectives and future performance. Forward-looking statements in this Current Report on Form 8-K include the expected completion date for the branch closures, expected benefits of the strategic realignment, estimates of pre-tax charges and anticipated annual operating expense savings. These statements are not guarantees of future performance, are based on management’s current expectations and, by their nature, involve risks, uncertainties, estimates and assumptions. Potential factors, some of which are beyond the Corporation’s control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. Risks and uncertainties include without limitation the effect of competitive and economic factors, and our reaction to those factors, the adequacy of the allowance for loan losses, delinquency trends, market risk and the impact of interest rate changes, capital market conditions, capital adequacy and liquidity, the effect of legal and regulatory proceedings (including as a result of any participation in and execution of government programs related to the COVID-19 pandemic), new accounting standards on the Corporation’s financial condition and results of operations, the scope and duration of the COVID-19 pandemic, actions taken by governmental authorities in response thereto, and the direct and indirect impact of the pandemic on the Corporation, our customers, service providers and third parties. All statements contained herein that are not clearly historical in nature, are forward-looking, and the words “anticipate,” “believe,” “continues,” “expect,” “estimate,” “intend,” “project” and similar expressions, and future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, are generally intended to identify forward-looking statements.

More information on the risks and important factors that could affect the Corporation’s future results and financial condition is included in our Annual Report on Form 10-K for the year ended December 31, 2019 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020 filed with the Securities and Exchange Commission. Our filings are available on the Corporation’s website (www.popular.com) and on the Securities and Exchange Commission website (www.sec.gov). The Corporation assumes no obligation to update or revise any forward-looking statements or information which speak as of their respective dates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC. (Registrant)

Date: October 28, 2020	By:	/s/ Jorge J. García
Jorge J. García
Senior Vice President and Corporate Comptroller